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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 1995


                       AMERICAN MAIZE-PRODUCTS COMPANY
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Maine                        1-6244                13-0432720
       ---------------              -----------           -------------------
       (State or other              (Commission           (IRS Employer
       jurisdiction of              File No.)             Identification No.)
       incorporation)


          250 Harbor Drive, Stamford, Connecticut           06902
          ----------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code:  (203) 356-9000
                                                           --------------


                                      None
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events

                 On March 24, 1995, American Maize-Products Company (the "Company") issued the press releases which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

                 (c)      Exhibits.


                          99.1    Press release of the Company, dated March 24,
                                  1995.

                          99.2    Press release of the Company, dated March 24,
                                  1995.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN MAIZE-PRODUCTS COMPANY



                                        By  /s/Edward P. Norris
                                            --------------------------------
                                            Name:    Edward P. Norris
                                            Title:   Vice President and
                                                     Chief Financial Officer


Date:  March 27, 1995





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                                 EXHIBIT INDEX


Number                Subject Matter
------                --------------
  99.1                  Press release of the Company, dated March 24, 1995.

  99.2                  Press release of the Company, dated March 24, 1995.





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